UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 17, 2020

TRIUMPH GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12235	51-0347963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

899 Cassatt Road, Suite 210,
Berwyn, Pennsylvania	19312
(Address of principal executive offices)	(Zip Code)

(610) 251-1000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	TGI	New York Stock Exchange
Purchase Rights		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 17, 2020, Triumph Group, Inc. (the “Company”) and its President and Chief Executive Officer, Daniel J. Crowley, entered into an employment agreement pursuant to which he will continue in that role, which he has held since January 2016. The term of the employment agreement is five years, though it is terminable earlier under certain circumstances.

On November 17, 2020, the Board of Directors of the Company (the “Board”) unanimously elected Mr. Crowley as Chairman of the Board. Mr. Crowley succeeds General Ralph “Ed” Eberhart, who has served as a director since June 2010 and as non-executive Chairman of the Board since April 2015. Gen. Eberhart will remain on the Board and has assumed the role of Lead Independent Director.

Mr. Crowley’s employment agreement provides for an annual base salary of $975,000, an annual cash bonus opportunity of 110% of base salary at target (220% at maximum) and an annual long-term incentive in a combination of time-based and performance-based restricted stock units with a target date grant value of 350% of base salary. Mr. Crowley was also awarded a special equity incentive compensation award that generally will vest in three equal tranches if, within five years from grant, the Company achieves stock price hurdles of $15, $20 and $25, respectively, provided that Mr. Crowley is employed by the Company on the applicable vesting date, subject to accelerated vesting in certain circumtances. Mr. Crowley remains eligible for severance under the terms of the Company’s existing severance plans.

The foregoing summary of Mr. Crowley’s employment agreement is qualified in its entirety by the text of the agreement, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description

10.1	Employment Agreement, Dan J. Crowley
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 18, 2020	TRIUMPH GROUP, INC.

		By:	/s/ Jennifer H. Allen
Jennifer H. Allen
Senior Vice President, General Counsel and Secretary